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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
STAT Healthcare, Inc.:

We consent to the use of the form of our opinion as to certain federal income tax consequences to the parties participating in the proposed transaction included as Exhibit 8.2 in the Registration Statement.

                                          KPMG PEAT MARWICK LLP

Houston, Texas
November 1, 1996